EXHIBIT 10.1

CERTAIN INFORMATION CONTAINED IN THIS AGREEMENT HAS BEEN OMITTED BY MEANS OF REDACTING A PORTION OF THE TEXT AND REPLACING IT WITH [***] BECAUSE IT IS BOTH: (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

LICENSE AGREEMENT

i

This License Agreement (“Agreement”) is made on 2 January 2024 by and between

1.	Viessmann Group GmbH & Co. KG, registered with the commercial register of the local court of Marburg, Germany, under number HRA 3389, Viessmannstraße 1, 35108 Allendorf (Eder)

“Licensor”

and

2.	Carrier Innovation Technologies GmbH, registered with the commercial register of the canton of Luzern, under number CHE-346.248.440, Am Mattenhof 2d, 6010 Kriens, Switzerland

“Licensee”

and

3.
Carrier Global Corporation, a corporation incorporated under the laws of Delaware, U.S.A., with file number: 7286518, with its principal executive offices located at 13995 Pasteur Boulevard, Palm Beach Gardens, Florida 33418, U.S.A.

“Parent”

regarding the use of the trademark “Viessmann” and further trademarks owned by Licensor - Licensor, Licensee and Parent also referred to individually as a “Party” and collectively as “Parties”

RECITALS

(A)
WHEREAS, on April 25, 2023, Licensor as seller and Blitz F23-620 GmbH (meanwhile renamed Johann Purchaser GmbH as purchaser a wholly-owned subsidiary of Parent have entered into a share purchase agreement (the “Share Purchase Agreement”) regarding the sale and purchase of all of the outstanding shares in Viessmann Climate Solutions SE (“CS Company” and collectively with its subsidiaries existing at the Effective Date of this Agreement, “CS Group”).

(B)
WHEREAS, Licensor owns and will own during the term of this Agreement current and future trademarks consisting of or containing the term “Viessmann” and further trademarks currently being used for the Licensed Business and also for other business divisions of Licensor which will not be acquired by Johann Purchaser GmbH. CS Group owns certain CS Trademarks which include trademarks that are currently being used exclusively for the Licensed Business.

(C)	WHEREAS, Licensee is an indirect wholly-owned subsidiary of Parent.

(D)
WHEREAS, Licensor is willing to grant Licensee an exclusive license with regard to certain trademarks consisting of or containing the term “Viessmann” and further trademarks limited to the Licensed Business.

(E)
WHEREAS, the Parties, together with CS Group, envisage a long-term successful commercial relationship. The purpose of this Agreement is to enable Licensee and CS Group to provide premium products, solutions and services of the Licensed Business under the trademarks to be licensed under this Agreement.

(F)
WHEREAS, the Parties acknowledge the perception of “Viessmann” as a premium brand with respect to the Licensed Business and other business areas of Licensor and the Affiliates of Licensor. Licensee is committed to ensuring the premium quality of the products, services and solutions that are sold under the trademarks to be licensed under this Agreement.

NOW, THEREFORE, the Parties agree as follows:

1.	Interpretation and Definitions

1.1	Interpretation

1.1.1
Capitalized terms used in this Agreement shall have the meaning assigned to the respective term in any section of this Agreement or, if the term is not assigned a meaning in this Agreement, the Share Purchase Agreement.  Certain terms are defined in Section 1.2.  For reference purposes, Section 1.3 contains a list of terms defined in this Agreement.

1.1.2	The Exhibits to this Agreement are an integral part of this Agreement and any reference to this Agreement includes this Agreement and the Exhibits as a whole.

1.1.3	The headings of the Sections and subsections in this Agreement are for convenience purposes only and shall not affect the interpretation of any of the provisions hereof.

1.1.4	Terms to which a German translation has been added shall be interpreted as having the meaning assigned to them by the German translation.

1.1.5
Unless expressly defined and used with an initial capital letter, words shall have their generally accepted meanings.  Terms defined in this Agreement, when used in the singular shall have a comparable meaning when used in the plural and vice versa.  The word “shall” is mandatory, the word “may” is permissive, the word “or” is not exclusive and the words “e.g.”, “includes” and “including” shall mean “including, without limitation”.  Words such as “hereof”, “herein” or “hereunder” refer (unless otherwise required by the context) to this Agreement as a whole and not to a specific provision of this Agreement.

1.2	Certain Definitions

For the purpose of this Agreement, the following terms shall have the following meaning:

“Affiliate/s of Licensee”	shall mean any company of CS Group as well as any company that, directly or indirectly, Controls or is Controlled by Licensee, or is under common Control with Licensee.
“Affiliate/s of Licensor”
shall mean any company or person (including, for the avoidance of doubt, [***] and [***]), (other than CS Group) that, directly or indirectly, Controls or is Controlled by Licensor, or is under common Control with Licensor; for purposes hereof, in relation to any person qualifying as Affiliate of Licensor, also the following shall qualify as Affiliate of Licensor: [***].

“Agreement”	shall mean this trademark license agreement, including all exhibits hereto, as amended from time to time.
“Control”	(including the correlative terms “Controlling”, “Controlled by” and “under common Control with”) shall mean the direct or indirect holding of more than 50% of the capital and the voting rights.
“CS Trademarks”
shall mean the trademarks which are currently owned by CS Group and which are exclusively used in the Licensed Business, including any future trademarks The CS Trademarks do not include any of the Licensed Trademarks

“Customer”	shall mean third parties taking ownership of Licensed Products for their own use or for further resale to third parties, and shall not include Affiliates of Licensee.
“Escalation Process”	shall mean the escalation process set forth in Section 8.3.
“Exclusive Trademarks”	shall mean those Licensed Trademarks that are, as of the Effective Date, exclusively used in the Licensed Business as set out in Exhibit 1.2..
“Existing License Agreement[s]”
shall mean (i) any agreement existing as of the Effective Date pursuant to which any entity of CS Group grants to any third party a license or other right to use under any of the Licensed Trademarks in the Licensed Business and (ii) the trademark license agreement[s] listed in Exhibit 1.2/2.

“Intellectual Property Rights”
shall mean inventions, patents, utility models, trademarks, trade names, domain names, designs, copyrights and use rights for copyrights, rights in software and databases, trade secrets, know-how and any other rights of a similar kind, whether registered or not, including applications for, and rights to apply for, the registration of such rights.

“Licensed Business”
shall mean for residential, commercial and light commercial: (i) heating, (ii) comfort cooling, (iii) ventilation and indoor air quality, (iv) heating and/or storage of sanitary water, (v) energy storage, energy management, fuel cells and integrated green electricity generation, (vi) digital platforms, digital offerings, intelligent and sensing technologies in connection with each of the foregoing and (vii) controls and automation and auxiliary products in conjunction with digital and value-added services in connection with each of the foregoing.

“Licensed Products”	shall mean products, solutions and services of the Licensed Business which originate from Licensee or sublicensed Affiliates of Licensee.
“Licensed Trademarks”
shall mean the trademarks consisting of or containing the term “Viessmann” as well as certain further trademarks protected for Licensor as set out in Exhibit 1 2/3, and any other trademarks subsequently filed in any country in accordance with the terms of this Agreement

“Net Sales”	[***].
“Share Purchase Agreement”	shall have the meaning as set forth in Recital (A).
“Territory”	shall mean all countries of the world.
“VAT”
shall mean (i) such tax as may be levied by any member state of the European Union (EU) on the basis of Directive 2006/112/EC (as amended from time to time) and (ii) comparable taxes under the laws of any other jurisdiction outside the European Union.

“Viessmann Generations Trademarks”	shall mean any current and future trademarks consisting of or containing the terms “Viessmann Generation” or “Viessmann Generations”, including the trademarks listed in Exhibit 1.2/4.
“VS Group’s Refrigeration Business”
shall mean any and all refrigeration solution business activities of (a) Licensor and Licensor’s Affiliates as conducted on the Effective Date, and (b) of the legal entities contributed [or to be contributed] directly or indirectly by the Affiliate of Licensor, Viessmann Refrigeration Solutions GmbH to Epta Central Europe B,V., as conducted as of immediately prior to the contribution of such legal entities to Epta Central Europe B,V., including (i) any natural extensions thereof and (ii) with respect to clean rooms and cool rooms (unless primarily used to cool people), all extensions (including extensions by way of a merger, acquisition or other combination with the business of a third party) and (iii) solutions combining commercial cooling displays and Shop cooling, such as marketed under ESyCOOL, and all extensions of such combined solutions (including extensions by way of a merger, acquisition or other combination with the business of a third party).

1.3	Further Definitions

The following list contains capitalized terms defined in this Agreement.

Affiliate/s of Licensee	as defined in Section 1.2
Affiliate/s of Licensor	as defined in Section 1.2
Agreement	as defined in Section 1.2
Allowed Co-Branding	as defined in Section 6.4
Brand Committee	as defined in Section 8.2.1
Brand Guidelines	as defined in Section 5.2
Brand Strategy Check-Ins	as defined in Section 5.5
Brand Team	as defined in Section 8.1.1
Confidential Information	as defined in Section 19.2.1
Control	as defined in Section 1.2
Core Brand Strategy	as defined in Section 5.1
CS Company	as defined in Recital A
CS Country Specific Sub-Channels	as defined in Section 4.3
CS Group	as defined in Recital A
CS Trademarks	as defined in Section 1.2
CSPI	as defined in Section 7.2.1
Customer	as defined in Section 1.2
Domain Names	as defined in Section 2.5
Effective Date	as defined in Section 14.1
Escalation Process	as defined in Section 1.2
Exclusive Trademarks	as defined in Section 1.2
Existing License Agreement[s]	as defined in Section 1.2
Final Quality Assurance Guidelines	as defined in Section 7.1.3
[***] Royalty Report	as defined in Section 9.2.3
Force Majeure Event	as defined in Section 18.6
[***]	as defined in Section 9.5.2
Initial Quality Assurance Guidelines	as defined in Section 7.1.3
Initial Term	as defined in Section 14.1
Intellectual Property Rights	as defined in Section 1.2
License	as defined in Section 2.1
Licensed Business	as defined in Section 1.2
[***]	as defined in Exhibit 17.1
Licensed Products	as defined in Section 1.2
Licensed Trademarks	as defined in Section 1.2
Licensed Trademarks for Sale	as defined in Section 19.5.4
Licensee	as defined in List of Parties
[***]	as defined in Exhibit 17.1
[***]	as defined in Exhibit 17.1
[***]	as defined in Exhibit 17.1
Licensor	as defined in List of Parties
[***]	as defined in Exhibit 17.1
[***]	as defined in Exhibit 17.1
[***]	as defined in Exhibit 17.1
Licensor Own Social Media Accounts	as defined in Section 4.3
Material Competitors	as defined in Section 19.5.4
Net Sales	as defined in Section 1.2
Parent	as defined in List of Parties
Parties	as defined in List of Parties
Party	as defined in List of Parties
Product Liability Claims	as defined in Section 12.2.1
Renewal Period	as defined in Section 14.1
Royalty Payment	as defined in Section 9.1
Royalty Period	as defined in Section 9.2.1
Royalty Report	as defined in Section 9.2.2
Share Purchase Agreement	as defined in Section 1.2
Sport Sponsoring Contracts	as defined in Section 5.3
Sublicensee	as defined in Section 3.1
Successor	as defined in Section 1.2
Term	as defined in Section 14.1
Termination Period	as defined in Section 14.3
Territory	as defined in Section 1.2
VAT	as defined in Section 1.2
Viessmann Generations Trademarks	as defined in Section 1.2
VS Group’s Refrigeration Business	as defined in Section 1.2

2.	Grant and Scope of License

2.1
Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee for the term stipulated in Section 14 a non-assignable and non-transferable (except as permitted pursuant to Section 19.5), subject to Section 3, sublicensable, subject to Section 9, royalty-bearing, exclusive (except as permitted pursuant to Section 2.2) license to the Licensed Trademarks (i) to develop, manufacture, commercialize, service and distribute Licensed Products, (ii) to use the Licensed Trademarks in connection with the marketing and advertising of Licensed Products and (iii) to use the Domain Names and the associated websites as stipulated in Sections 4.1 and 4.2 and (iv) to use the Licensed Trademarks in social media accounts as stipulated in Section 4.3, in each case of clauses (i)-(iv), in the Licensed Business in the Territory and including corresponding “have-made” rights (the “License”).

2.2
The License is limited to the Licensed Business.  The License does not extend to any activity outside the Licensed Business and is non-exclusive in respect to the overlap between the Licensed Business and the VS Group’s Refrigeration Business.  To the extent the Parties expressly agree to extend the scope of the License beyond the Licensed Business, the terms of this Agreement will apply to such extension.

2.3
At the earliest after [***] following the Effective Date, and thereafter every [***] or at any other time when such a need arises, Licensee may request from Licensor the review of the Licensed Business definition to evaluate whether there is a reasonable need to extend the scope of the License to technologic, economic and market developments.  Licensor may decide in its sole discretion whether there should be any such amendment to the definition of Licensed Business.  If Licensor agrees that the definition of Licensed Business should be amended, then the Parties will enter into good faith negotiations to try to reach an agreement on an amendment of this Agreement reflecting such requirements, in particular including the determination of the royalties payable by Licensee to Licensor as a consequence of such amendments.  If Licensor agrees to an extension or amendment to the Licensed Business, all costs and expenses to cover such extension or amendment of the Licensed Business shall be borne by [***], including costs and expenses associated with any adaptation of the Licensed Trademarks, including costs and expenses for clearance, registration, renewal, maintenance and dealing with infringements.

2.4
Although the Viessmann Generations Trademarks are not licensed under this Agreement, Licensee shall be entitled to use the term “generation” and “generations” in connection with the Licensed Products in a descriptive way, but not as a trade mark, company name or business designation (Geschäftsbezeichnung).  Licensor shall not use the Viessmann Generations Trademarks in the Licensed Business.

2.5
Licensee is entitled to sublicense to CS Group to use the Licensed Trademarks (i) as, or as part of, the corporate name of the companies of CS Group and (ii) as, or as part of, email addresses of the companies of CS Group, in each case of (i) and (ii), if and as long as the companies of CS Group are exclusively engaged in the Licensed Business.  Licensee is allowed to sublicense to CS Group to use (x) the legend “manufactured by [name of Licensee or Licensee’s Affiliate engaged in the Licensed Business] under license from Viessmann Group GmbH & Co.  KG” or a legend with similar sense as required by applicable law, and (y) those domain names owned by Licensor on the Effective Date that are listed in Exhibit 2.5 (“Domain Names”), in each case for the Licensed Business pursuant to Section 4.

2.6
[***] may apply to register the License at [***] expense.  [***] shall render all statements and declarations and perform all actions which will be necessary to effect such registration, and [***] shall reimburse [***] for any resulting costs and expenses.

2.7
Licensee hereby undertakes not to, and to cause all Affiliates of Licensee and all Sublicensees not to, use the Licensed Trademarks for products other than Licensed Products and not to use, apply for or register trademarks which are similar to or resemble the Licensed Trademarks.

2.8
Licensee acknowledges Licensor’s ownership in the Licensed Trademarks and further acknowledges that the Licensed Trademarks are unique and original to Licensor.  Any use of the Licensed Trademarks under this Agreement and any goodwill arising from any use of the Licensed Trademarks shall be solely for the benefit of Licensor and shall be deemed to be solely the property of Licensor.

2.9	Licensee shall not pledge the rights to which it is entitled under this Agreement or make them subject of any other right in rem.

2.10
Licensor and the CS Company are entitled to refer in their business communication to the fact that the Licensed Trademarks are licensed or sublicensed by Licensor to Licensee or the CS Company, as applicable.

2.11
Licensor shall not, and shall cause its Affiliates not to, use or permit any third party to use the Exclusive Trademarks.  In connection with the Licensed Business, Licensor shall not, and shall cause its Affiliates not to, use or permit any third party to use the Licensed Trademarks or any designation that is identical to, resemble or is confusingly similar to the Licensed Trademarks, other than for the VS Group’s Refrigeration Business.

3.	Sublicenses

3.1
Licensee may grant sublicenses under the License (i) to any Affiliates of Licensee and (ii) with the prior written consent of Licensor to third parties (which consent shall – and irrespective of Section 6.1 – be in Licensor’s free discretion), such consent to set forth any specific rules applicable and in particular the agreement applicable to royalties as well as reporting requirements (any such sublicensee under (i) and (ii), a “Sublicensee”), provided that any Sublicensee declares in writing for Licensor’s benefit, as a direct contract for the benefit of a third party (echter Vertrag zu Gunsten Dritter), that it will adhere to the terms and conditions of this Agreement.  Licensee shall notify Licensor of any sublicenses granted or terminated (for whatever cause, including expiry) within [***].  Any notification of a sublicense grant shall include a copy of the Sublicensee’s declaration according to sentence 1 of this Section 3.1.

3.2
Licensee shall procure that the use of the Licensed Trademarks by any Sublicensee pursuant to Section 3.1 above is at all times in accordance with the terms and conditions of this Agreement (for the avoidance of doubt, Section 9 only applies to Licensee), and any breach by any Sublicensee shall be considered a breach by Licensee under this Agreement.

3.3
Any sublicense granted by Licensee under Section 3.1(i) above shall automatically terminate once Licensee or the respective Sublicensee (i) ceases to be an Affiliate of CS Company or (ii) voluntarily or involuntarily suffers restructuring, becomes insolvent or a petition in bankruptcy is filed or any insolvency proceedings are instituted by or against it, or if it is placed in the hands of a receiver or sequestrator, or liquidates its business, and with regard to all sublicenses granted pursuant to Sections 3.1(i) and (ii) above, in case of expiration or termination of this Agreement.  Licensee shall include a respective provision in the sublicense agreement with the respective Sublicensee.

3.4
CS Company and any of its Affiliates may have their designated distributors and contract manufacturers, including dealers and installers, use, reproduce and display Licensed Trademarks for the distribution, marketing and manufacture of Licensed Products within the ordinary course of business and for providing related services without entering into a separate sublicense agreement.  Sections 3.2 and 3.3 shall apply accordingly; provided that Licensor may not terminate this Agreement pursuant to Section 14.4 for [***].

3.5
Licensee is not liable for any Existing License Agreement that Licensor previously concluded to the extent that the provisions in such Existing License Agreement conflict with Licensee’s or the CS Group’s obligations in this Agreement.

4.	Website Architecture and Social Media

4.1
Licensee and the CS Company shall be entitled to operate under the Domain Names.  Licensor will operate (i) under domain names other than the Domain Names, such as and including the domain names “viessmann family”, “viessmann.io“ and “viessmann net” and (ii) under the “viessmann.com“ domain name.  “viessmann.com“ shall also be used as a landing page where visitors can navigate either to a Domain Name designated by Licensee or other domain names operated by Licensor or third-party licensees of Licensor with respect to Licensor’s retained businesses and “viessmann.io“ and “viessmann.net“ shall be linked to such landing page.  If Licensee or the CS Company do not use certain domain names which are part of the Domain Names for a period of [***], Licensee shall no longer be entitled to use the respective domain names and they shall be deemed deleted from the list of Domain Names in Exhibit 2.5.  Licensee shall regularly inform Licensor on the actual use of the Domain Names.  For a period of two years, the CS Group may continue to use, within the current scope of use, the “@viessmann.com“ email addresses, and for a period of five years, the CS Group may continue to use, within the current scope of use and on a non-exclusive basis (only internal use), the “[***]” and “[***]” email addresses.  Following such transition periods, the CS Group will transition to different email addresses; provided that the CS Group’s new email addresses may contain “viessmann” with another separated distinguisher (e.g., [***]).

4.2
Licensee and the CS Company will have freedom to operate its respective websites at its own cost in accordance with the Brand Guidelines and will have full responsibility for their content.  As the technical implementation of the landing page and Licensor’s websites on a stand-alone basis, to which the landing page refers, will not be completed until the Effective Date, Licensee or any of the Affiliates of Licensee will provide Licensor and the Affiliates of Licensor with an interim solution under a transitional services agreement on website services.

4.3
Each of Licensor, Licensee and the CS Company will use their own social media accounts.  Own social media accounts of Licensor pursuant to the forgoing sentence are, in particular, the social media accounts listed in Exhibit 4.3/1 (“Licensor Own Social Media Accounts”).  Except for the the country specific sub-channels listed in Exhibit 4.3/2 (“CS Country Specific Sub-Channels”), the social media accounts existing at the Effective Date will continue to be used solely by Licensor. The CS Country Specific Sub-Channels may be used by Licensee and the CS Company, provided that the term “Climate Solutions” is added in each account name. The Parties shall coordinate such addition to the respective account name with the establishment by Licensor of new accounts to allow for a simultaneous implementation preventing third parties to interfere and claim relevant account names. Licensee and the CS Company may create further own social media accounts (LinkedIN, Instagram, Facebook, etc.) under the Licensed Trademarks in accordance with the Brand Guidelines.

5.	Core Brand Strategy and Brand Guidelines

5.1
The core brand strategy of Licensor defining the brand identity (purpose, values) and key brand attributes (premium positioning, use for high-quality products, solutions and services and striving further to green energy production) of the “Viessmann” brand (“Core Brand Strategy”) is attached as Exhibit 5.1.  The Parties will follow the Core Brand Strategy.

5.2
Licensee shall comply with the Viessmann brand guidelines attached as Exhibit 5.2 (“Brand Guidelines”) when using the Licensed Trademarks.  The Brand Guidelines govern the appearance, design, communication, tonality as well as fostering the positioning of the “Viessmann” brand and the Licensed Trademarks as well as the use of the accompanying claims to ensure Licensee’s compliance with the Core Brand Strategy (including premium brand and use for high-quality products, solutions and services).  If Licensor grants licenses to the Licensed Trademarks to parties that are not Affiliates of Licensor, Licensor shall oblige such third parties to use the Licensed Trademarks in a manner to maintain the recognition and quality of the Licensed Trademark.

5.3
The Brand Guidelines include guidance to be complied with by Licensee with regard to sport sponsoring as an important marketing tool beneficial for both Licensor and Licensee and to be continued in future.  Licensee shall cause the applicable member of the CS Group to continue the sport sponsoring [***].

5.4
Licensor may decide on future amendments of the Brand Guidelines after having consulted with the Brand Committee, provided that any material changes, including any changes in the form or appearance (including brand recognition) of the Licensed Trademarks, require the prior consent of the Brand Committee.  Licensee and CS Company shall have a transition period of [***] to implement such amendments and may sell off any Licensed Products already produced and continue using existing business and marketing materials.  If any future amendment of the Brand Guidelines or the form and appearance of the Licensed Trademarks leads to the registration of a modification of any of the Licensed Trademarks, such modified Licensed Trademark shall automatically become a Licensed Trademark under this Agreement upon registration.

5.5
Every [***] during the Term, commencing on the [***] of the Effective Date of this Agreement, the Brand Committee shall convene a special meeting to discuss and align on Brand Guidelines, changes in the Core Brand Strategy, if any, and, more broadly, Licensee’s role as a brand steward and Licensor’s role as brand captain; provided however, that the core elements of the form and appearance of the Licensed Trademarks shall, subject to Section 5.4, remain untouched (“Brand Strategy Check-Ins”).  If the Brand Committee is unable to reach alignment with respect to any matters during the Brand Strategy Check-Ins, such matters will be escalated to the Escalation Process pursuant to Section 8.3.

5.6
During the term of the License, both Licensor and Licensee will, within their respective scope of use of the Licensed Trademarks, maintain, protect, enforce and foster the Licensed Trademarks in accordance with the terms of this Agreement.

6.	Further Specifics of Use

6.1
Licensee is obliged either by itself or through its Sublicensees to use the Licensed Trademarks in all countries where Licensed Trademarks are both registered and used by the CS Group immediately prior to the Effective Date.  Such use has to be sufficient to fulfill the use requirement under applicable trademark law and to secure registration of the Licensed Trademarks.  Licensee shall inform Licensor from time to time, but at least [***], about its use of the Licensed Trademarks on a country-by-country basis.  Licensee shall keep detailed evidence of use of any of the Licensed Trademarks for a period of [***] and hand over such evidence of use to Licensor upon request.

6.2
Licensee must inform Licensor in writing of its intention to cease using the Licensed Trademarks in a particular country at least [***] prior to the end of the period in which the Licensed Trademarks have to be used in such country in order to keep the registration.

6.3
Licensee may use the Licensed Trademarks only (i) in their registered form and appearance, and (ii) in accordance with the Core Brand Strategy and the Brand Guidelines.  Any use of the Licensed Trademarks by Licensee that deviates from their registered form or appearance is impermissible even if the deviations do not alter the identifying characteristics of the Licensed Trademarks.

6.4
Licensee shall use the Licensed Trademarks on the Licensed Products stand-alone and not together with any other words or devices.  As an exception to the foregoing, Licensee and the CS Company are allowed to use the CS Trademarks existing as of the Effective Date and future CS Trademarks approved by the Brand Committee together with the Licensed Trademarks on Licensed Products in accordance with the Brand Guidelines (“Allowed Co-Branding”).  Licensee and the CS Company may also use product names together with the Licensed Trademarks in a descriptive manner in catalogues, brochures, price lists and similar marketing and sales material with respect to Licensed Products.

6.5
Licensee shall inform Licensor from time to time, but at least [***], about all forms of use of the Licensed Trademarks and the marketing of the Licensed Products under the Licensed Trademarks and provide Licensor with visual material regarding such use and marketing.

7.	Quality Assurance and Critical Incidents

7.1	Quality Assurance

7.1.1	Licensee shall, and shall cause the CS Company to, conduct the Licensed Business in a manner that does not adversely affect the reputation of Licensor or any of the Licensed Trademarks.

7.1.2	Licensee shall procure that the Licensed Products are manufactured and distributed in compliance with applicable product safety laws and regulations.

7.1.3
Licensee shall ensure that (i) the Licensed Products placed on the market under the Licensed Trademarks and (ii) the solutions and services rendered in the Licensed Business under the Licensed Trademarks are, in the case of both (i) and (ii), of uniform and consistent premium quality in accordance with the initial guidelines annexed to this Agreement as Exhibit 7.1.3 (the “Initial Quality Assurance Guidelines”).  After the Effective Date, Licensor and Licensee shall work on a migration from the Initial Quality Assurance Guidelines to either Parent’s quality assurance guidelines or any other quality assurance guidelines on which they mutually agree and which shall replace the Initial Quality Assurance Guidelines in Exhibit 7.1.3 (the “Final Quality Assurance Guidelines”).

7.1.4	[***] Licensee shall report to Licensor in writing any product recalls and major quality issues that have occurred during the [***].

7.1.5
Upon request, Licensee shall provide Licensor with free-of-charge samples of the Licensed Products manufactured or marketed under the Licensed Trademarks to the extent required for purposes of quality assurance.  If the provision of a free-of-charge sample of a Licensed Product is not reasonable due to the nature of the Licensed Product, the Parties agree that Licensee will grant Licensor a right to inspect the respective Licensed Product for quality control; the details of such inspection shall be reasonably agreed by the Parties.  If Licensor objects to the quality of the Licensed Products, it shall inform Licensee of the objections in writing and give Licensees the opportunity to remedy the quality defects within [***].

7.2	Critical Incidents

7.2.1
After any of the Parties have received knowledge of a Critical Serious Public Incident (as defined in the Quality Assurance Guidelines) or any event resulting in a significant and sustaining critical serious public incident (each of these, a “CSPI”) of any nature in connection with this Agreement, including any incidents relating to the Licensed Trademarks, the Licensed Products or the Licensed Business, the Parties have to, as promptly as possible, inform the other Party.  The Parties shall as promptly as possible share all information to ensure that the CSPI can be solved professionally.

7.2.2
As the Licensed Trademark’s and the Parties’ reputation can be significantly harmed by the delay or inappropriate handling of the CSPI, both Parties need to align quickly in case of a CSPI.  If the Parties cannot quickly agree on a joint strategy to handle the CSPI, Licensee will take action in compliance with applicable law and consistent with the Quality Assurance Guidelines, including response strategy and messaging.  Each of the Parties have to ensure that their employees, who are responsible for handling such incidents, are available on short notice.

8.	Brand Team, Brand Committee and Escalation Process

8.1	Brand Team

8.1.1
Licensor and Licensee shall establish in a timely manner after the Effective Date a brand team for the coordination of all matters relating to the Licensed Trademarks, including the use of domain names and social media (“Brand Team”).

8.1.2
The Brand Team shall consist of [***] members, [***] members appointed by Licensor and [***] members appointed by Parent.  The members of each side shall consist of representatives of each of the Parties with knowledge, expertise and experience in trademark and marketing matters.

8.1.3
The Brand Team shall be a discussion forum for the Parties with regard to brand related questions and brand usage; prepare proposals for the topics to be decided by the Brand Committee pursuant to Section 8.2; and represent the first escalation level in cases of non-compliance with the Brand Guidelines.  The Brand Team shall have the authority to render binding decisions with respect to day-to-day trademark and marketing matters.  Decisions of the Brand Team are taken with [***].  In case (i) the Brand Team cannot reach an agreement, (ii) the matter goes beyond the day-to-day level, or (iii) of the preparation of the agenda for the Brand Committee, including the Brand Strategy Check-Ins pursuant to Section 5.5, the Brand Team shall prepare a proposal and pass on the matter to the Brand Committee.

8.1.4
The Brand Team shall meet on a regular basis, at least every [***] during the [***] of the Initial Term.  Thereafter, the Brand Team shall meet [***] or as mutually agreed.  The Brand Team members may [***].  Minutes shall be taken of the meetings.

8.2	Brand Committee

8.2.1
Licensor and Licensee shall establish in a timely manner the brand committee with [***] voting rights of Licensor and Licensee (“Brand Committee”).  The Brand Committee shall have [***] members who shall be (i) [***] members who are [***] from, and designated by, Parent and (ii) [***] members who are [***] from, and designated by, Licensor.

8.2.2
The Licensor has the role as brand captain, meaning that Licensor is taking the initiative to the development of the brand, and the Licensee is the brand steward, meaning that Licensee will duly care for the brand.  Thus, Licensor shall take the lead in respect of the Brand Guidelines as set forth in Section 5.4.

8.2.3	The Brand Committee shall decide on the following:

(a)	on all questions in relation to the Brand Strategy Check-Ins pursuant Section 5.5;

(b)	on material changes of the form and appearance of the Licensed Trademarks;

(c)	on amendments to the Brand Guidelines materially affecting the form and appearance of the Licensed Trademarks;

(d)	on matters that the Brand Team has passed on to the Brand Committee in its function as escalation level pursuant to Section 8.1.3;

(e)	on matters relating to the termination of this Agreement for cause (außerordentliche Kündigung) pursuant to Section 14.4 or Section 14.5;

(f)	on any disputes regarding this Agreement; and

(g)
on the website architecture and social media demarcation between the Parties with respect to websites with domain names that use any Licensed Trademark and social media accounts that use any Licensed Trademark in the account name or handle.

Decisions of the Brand Committee are taken with [***], provided that decisions pursuant to subsections (b) and (c) require a [***].

8.2.4
The Brand Committee shall meet (i) for the Brand Strategy Check-Ins and (ii) with reasonable prior written notice at the initiative of either Party in urgent or business-critical matters relative to Section 8.2.3, (iii) if the Parties otherwise have a dispute with respect to this Agreement, or (iv) if the Brand Team has not been able to resolve an issue.

8.2.5
The Brand Committee shall try to reach an agreement on submitted matters.  The Brand Committee shall attempt to reach an agreement as soon as possible, but not later than [***] after a matter has been submitted to the Brand Committee.  In case that the Brand Committee cannot reach an agreement after good faith discussions within [***], the Parties will proceed with the Escalation Process as further stipulated in Section 8.3, unless any of the Parties asks for an extension of further [***] to reach an agreement in which case the period to reach an agreement will be [***] in total.

8.3	Escalation Process

8.3.1
All matters that cannot be resolved by the Brand Committee after good faith discussions pursuant to Section 8.2.5 will be escalated immediately, first, to the [***] of Parent and the applicable representative from the Licensor as designated by Licensor to resolve such matter.

8.3.2
In case that an agreement cannot be reached pursuant to Section 8.3.1 after good faith discussions within [***] after it has been escalated, the respective matter will be further escalated to the [***] of Parent and the [***] of Licensor, but either Party shall be entitled to escalate the matter already after [***] if it is of the opinion that a further discussion on this level will likely not be successful.

8.3.3
If the respective matter cannot be resolved by the [***] of Parent and the [***] of Licensor in good faith discussions pursuant to Section 8.3.2 within [***] (which may be extended by mutual agreement), (i) where proposed changes to the Brand Guidelines that require consent or the Core Brand Strategy are concerned, [***] and (ii) where a dispute over this Agreement is concerned, either Party may initiate the Dispute Resolution process pursuant to Section 19.7.2.

8.3.4	The right of a Party to terminate this Agreement for cause (außerordentliche Kündigung) pursuant to Section 14.4 and Section 14.5, remains unaffected.

9.	Royalties

9.1	Running Royalties

9.1.1	As consideration for the grant of the License, Licensee shall pay to Licensor the following royalties [***]: for the [***] through [***] following the Effective Date: [***];

9.1.2	[***].

9.1.3
Licensee shall also pay to Licensor such royalties from Sublicensees, other than Affiliates of Licensee, as agreed upon by the Parties in connection with Licensor’s approval of a Sublicense in accordance with the terms of Section 3.1; all payments under these Sections 9.1.1, 9.1.2 and 9.1.3 the “Royalty Payments”

9.2	[***]

Royalty Payments become due for, and Licensee shall include in the Royalty Report, the Net Sales [***].  With respect to [***] or [***], Licensee will [***].

Licensee and its Affiliates will not structure a “go to market” strategy in a manner, the purpose of which is to avoid paying royalties on Licensed Products marketed under the Licensed Trademarks.

9.3	Payment and Royalty Reports

9.3.1
If not otherwise stipulated in this Agreement, any Royalty Payments under this Section 9 shall be due and payable within [***] following Licensee’s receipt of Licensor’s invoice as stipulated in Section 9.3.4 after the end of each [***] in which the Royalty Payments have accrued (each of such [***] “Royalty Period”), provided that the first Royalty Period shall for the purposes of this Agreement begin on the Effective Date and end on [***].

9.3.2
Within [***] after the end of each Royalty Period, Licensee shall prepare and issue to Licensor verified reports for the Royalty Period in the English language in accordance with the form annexed hereto as Exhibit 9.3.2 or such other form agreed in writing between Licensor and Licensee (a “Royalty Report”) derived from the Net Sales which shall be [***] plus the associated royalty calculations with respect to any third-party Sublicensees which shall be separately listed in the Royalty Report.  [***], [***].  The Royalty Report shall show the Net Sales in the [***].  Where [***] financial statements are available, they shall be used, otherwise a fair estimate, in each case subject [***].  Licensor may request additional documents from Licensee.

9.3.3
Within [***] after [***], Licensee shall prepare and issue to Licensor [***] report, that is substantiated by underlying documents (“[***] Royalty Report”) to confirm or correct the Net Sales previously reported in such [***] Royalty Reports.  Within [***] of receipt of the [***] Royalty Report Licensee shall pay to Licensor any shortfall with respect to the royalty payments, and respectively Licensor shall reimburse Licensee any overpayment of royalties for the respective [***].

9.3.4
Licensor will issue an invoice for the Royalty Payments payable for each Royalty Period by Licensee to Licensor based on Licensee’s Royalty Reports as further stipulated in Section 9.3.2.  Where sales are reported in other currencies than [***], they shall be converted into [***] using the average exchange rate for such Royalty Period, as provided by the [***], or any replacement thereof.

9.3.5	All Royalty Payments by Licensee to Licensor shall be made in [***] and be transferred [***] as Licensor may direct, and shall be clearly designated as payments under this Agreement.

9.3.6
Royalty Payments provided for in this Section 9, when overdue, shall bear interest at a rate of [***] the base rate (Basiszinssatz) of the German Central Bank (Deutsche Bundesbank) [***] for the time period from the payment’s due date until and including the date payment is received by Licensor.

9.3.7
For a period of [***] after each payment by Licensee pursuant to this Section 9.3.7, Licensee shall keep, and obtain from any Sublicensees, separate records in sufficient detail to permit the determination of the Royalty Payments payable under this Agreement and shall, upon Licensor’s request upon [***] prior written notice, but not more than [***], permit an accredited and reputable independent auditor, selected by Licensor and reasonably acceptable to Licensee, to have access and examine, at any time during ordinary business hours in a manner that does not interfere with the normal business activities of Licensee or its Sublicensees, such records as may be necessary to verify or determine Royalty Payments paid or payable under this Agreement.  All costs and expenses in connection with such examination shall be borne by [***], provided however, that if such examination reveals a [***] in any Royalty Payments of [***] than [***] per [***], then [***] shall reimburse [***] for all reasonable costs incurred by [***] in connection with such examination.  Licensee’s obligation to pay interest pursuant to Section 9.3.6 remains unaffected.

9.3.8
If Licensee or Licensor believes the result of the examination by the independent auditor pursuant to Section 9.3.7 to be incorrect, Licensor, Licensee and the independent auditor shall jointly review the relevant information and any additional information considered relevant by any of them in an effort to find an amicable solution.  If Licensor and Licensee cannot agree within a period of [***], the original determination by the independent auditor pursuant to Section 9.3.7 shall become binding between the Parties.

9.4	Value-Added Tax

All Royalty Payments made by Licensee to Licensor under this Agreement [***] VAT.  [***] VAT [***].

9.5	[***]

9.5.1	Any Royalty Payments shall be made in full and [***], [***].

9.5.2	If [***], [***].

9.5.3	To the extent [***], if [***], [***]. [***].

9.5.4	The Parties shall [***], including [***].

10.	Maintenance and Third Party Challenges with Regard to Licensed Trademarks

10.1	Maintenance

10.1.1
Licensor shall maintain the Domain Names and the Licensed Trademarks to the extent necessary for maintaining trademark protection for the Licensed Products in the respective classes in the Licensed Business in the Territory.  [***] shall bear the costs of the maintenance of the Domain Names, the domain name “viessmann.com“ and the Licensed Trademarks, if not otherwise stipulated in Section 10.1.2.  The costs for the maintenance of the landing page under “viessmann.com“ shall be [***].

10.1.2
Upon request of Licensee, Licensor shall file and maintain in its own name new trademark registrations for the trademarks that include “Viessmann” for the Licensed Business.  Licensor has the right to reject such requests if Licensor determines in good faith that (i) such registration does not belong to the Licensed Business after consultation with the Brand Committee and satisfaction of the Escalation Process, or (ii) the new trademarks may interfere with rights of third parties, or (iii) such registrations may suffer demonstrable material legal obstacles or (iv) such registrations may contravene law.  The foregoing applies accordingly in the event that Licensee wishes to extend trademark protection to countries in the Territory where the Licensed Trademarks are not yet protected.  [***] shall bear the costs of registration and maintenance of any such new trademark.  Licensor shall notify Licensee without undue delay if a Licensed Trademark is not available for registration or use in a particular country.  Any new trademark registered in accordance with this Section 10.1.2 shall automatically become a Licensed Trademark under this Agreement upon registration.

10.2	Defense against Cancellation of Trademarks

[***] shall defend the Licensed Trademarks against cancellation, revocation or invalidation to the extent necessary for maintaining sufficient trademark protection for the Licensed Products in the respective classes in the Licensed Business in the Territory.  [***] shall inform [***] about any attempt to cancel, revoke or invalidate any such Licensed Trademark without undue delay.  If any Licensed Trademark is subject to any cancellation, revocation or invalidation, [***], upon [***]’s reasonable written request, shall, not later than [***] after receipt of [***]’s request, either (i) inform [***] that [***] will defend the Licensed Trademark with the reasonable assistance of [***] or (ii) duly authorize [***] to conduct the defense [***].  Irrespective of the option selected and implemented by [***], [***] shall bear all reasonable costs associated with the defense.  Each Party will provide such assistance as required or useful under the respective circumstances.

10.3	Opposition against Third-Party Trademarks

[***] may decide, at its sole discretion, whether or not to oppose third-party trademarks which are identical or confusingly similar to the Licensed Trademarks.  If the third-party trademarks might affect [***]’s interests regarding [***], [***] shall, upon [***]’s reasonable written request, either (i) bring opposition proceedings against the third-party trademarks with any reasonable assistance of [***] or (ii) duly authorize [***] to bring opposition proceedings against the third-party trademarks on behalf of [***].  Irrespective of the option selected and implemented by [***], [***] shall bear all reasonable costs associated with the defense.  Each Party will provide such assistance as required or useful under the respective circumstances.

11.	Enforcement against Third-Party Infringements

11.1	Infringement Notice

In the event that either Party becomes aware of any infringement of the Licensed Trademarks in the Licensed Business by a third party, it shall promptly notify the other Parties hereto in writing.

11.2	Enforcement by [***]

11.2.1
[***] shall have the first right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to the infringement of the Licensed Trademarks in its own name and cost against infringers, both out of court and in court.  [***] shall at [***], cooperate with [***] in pursuing or defending any action with respect to the Licensed Trademarks, including joining as a party plaintiff and executing such documents as may be reasonably necessary.

11.2.2
If [***] does not inform [***] that it will take action within [***] as of receiving notice pursuant to Section 11.1, or [***] does not take immediate action after providing such notice to [***], or if it is impossible for [***] to take action in its own name in a particular country due to [***], [***] can take action.  The Parties will [***].

11.3	Enforcement by [***]

11.3.1
In the event that [***] does not institute legal proceedings to cease an infringement pursuant to Section 11.2, [***] shall have the right to initiate an action to cease such infringement at [***].  [***] shall prosecute and control any action or proceeding with respect to such infringement, using counsel of its choice, provided that [***], including any obligation regarding the Licensed Trademarks.  The Parties shall cooperate at [***]’s expense, in pursuing any such action, including joining as a party plaintiff and executing such documents as may be reasonably necessary.

11.3.2	[***] shall always timely and fully inform [***] about all developments in litigation initiated pursuant to Section 11.3.1 above.

11.4	Allocation of Proceeds from Enforcement

All damages or other compensations of any kind recovered through proceedings for the infringement of the Licensed Trademarks shall be allocated in the following order: (i) first, to reimburse the Party bringing the legal action or proceeding for any reasonable costs incurred with respect to such action or proceeding, (ii) second, to reimburse the Party not bringing such action or proceeding for reasonable costs incurred by it at the request of the other Party taking such action or proceeding and (iii) finally, any remaining amount of such recovered damages or other compensations shall be provided to [***].  Any such remaining amount that is attributable to the loss of sales with respect to any Licensed Product shall be [***].  [***].

12.	Attacks on Use of Licensed Trademarks; Product Liability

12.1	Attacks on Use of Licensed Trademarks

If a third party asserts that Licensee’s or the CS Company’s use of the Licensed Trademarks in accordance with this Agreement infringes its rights from a prior mark, [***] shall promptly notify [***] thereof.  Within a reasonable time, [***] shall then select one of the following options and notify [***] accordingly: (i) [***] shall take control of the defense at [***], including choice of counsel, litigation strategy and settlement, and indemnify and hold harmless (freistellen) [***] against the infringement claims asserted by the third party or (ii) [***] shall take control of the defense at [***], including choice of counsel, litigation strategy and settlement.  Irrespective of the option selected by [***], the respective Party not in control of the defense shall render the controlling party all assistance reasonably helpful for conducting the defense at [***] cost.

12.2	Indemnification; Product Liability

12.2.1
Licensee shall indemnify and hold harmless (freistellen) Licensor and any of its Affiliates and its respective directors, officers, employees, and agents from any (including past, present or future, contingent, known or unknown) claims, suits, lawsuits, damages, costs, expenses and liabilities to the extent they directly or indirectly arise out of or relate to, whether directly or indirectly, Licensee’s, its Sublicensee’s (either by themselves or through a third party (including its designated distributors, contract manufacturers, dealers and installers)) use of the Licensed Trademarks, Domain Names and the social media accounts pursuant to this Agreement, including third-party claims according to § 4 of the German Product Liability Code (Produkthaftungsgesetz) and similar claims in other jurisdictions (“Product Liability Claims”).  This indemnification obligation does not extend to any claims to the extent they (a) have arisen before the Effective Date; (b) have been caused by actions of Licensor or Licensor’s Affiliates; (c) are third-party claims that are brought against Licensee alleging that Licensee’s or any of its Affiliate’s or their Sublicensee’s use of the Licensed Trademarks in accordance with this Agreement infringes any third party’s intellectual property rights; or (d) are a result of Licensor’s express instructions.

12.2.2
Licensee shall notify Licensor about any Product Liability Claims and any claims of customers in connection with a claim for a product recall brought against Licensee or the CS Group and about any incident which may give rise to a product recall.  Licensee shall and the CS Group [***], in each case consistent with the requirements to preserve attorney-client privilege.

12.2.3
Licensor shall indemnify and hold harmless (freistellen) Licensee and any of its Affiliates and its respective directors, officers, employees, and agents from any (including past, present or future, contingent, known or unknown) claims, suits, lawsuits, damages, costs, expenses and liabilities to the extent they directly or indirectly arise out of or relate to, whether directly or indirectly, Licensor’s or its Affiliates’ or their other Licensees’ use of the Licensed Trademarks, Domain Names and the social media accounts in Licensor’s and its Affiliates’ respective businesses.  This indemnification obligation does not extend to any claims to the extent they (a) have arisen before the Effective Date or (b) have been caused by actions of Licensee or Licensee’s Affiliates or (c) are a direct result of Licensee’s express requests.

13.	Representations and Warranties; Limitation of Liability

13.1	Representations and Warranties by Licensor

Licensor represents and warrants by way of an independent guarantee (selbstständiges Garantieversprechen) within the meaning of § 311 para.  1 BGB that it has full and valid title in the Licensed Trademarks listed in Exhibit 1.2/3 and obtained all corporate authorizations required to enter into and perform its obligations under this Agreement.

13.2	No further Representations and Warranties by Licensor

13.2.1	Except as explicitly stated in Section 13.1 Licensor makes no representations or warranties. In particular, Licensor makes no representation or warranty:

(a)	as to the validity of the Licensed Trademarks; or

(b)	that the exercise of this Agreement will not result in the infringement of intellectual property rights of third parties.

13.2.2	Unless expressly stated otherwise in this Agreement, [***].

13.3	Representations and Warranties by Licensee

Licensee represents and warrants by way of an independent guarantee (selbstständiges Garantieversprechen) within the meaning of § 311 para.  1 BGB that:

(a)	it has obtained all corporate authorizations required to enter into and perform its obligations under this Agreement; and

(b)	it and the CS Company will promote, market, sell and distribute Licensed Products as a premium quality brand under the Licensed Trademarks in the Licensed Business.

14.	Term and Termination

14.1
This Agreement shall enter into effect upon signature by the Parties (the “Effective Date”).  Subject to earlier termination in accordance with this Section 14 or Section 19.5.4, this Agreement shall continue for an initial term of forty (40) years (“Initial Term”) and after the Initial Term, it shall be automatically renewed for periods of five (5) years (each of these periods the “Renewal Period” and together with the Initial Term, the “Term”).

14.2
The Parties envisage a long-term successful commercial relationship.  The Parties will therefore discuss in good faith a further fixed extension of the term of the license fifteen (15) years before the expiry of the Initial Term and every five (5) years thereafter, e.g., as part of the Brand Strategy Check-Ins.

14.3
Effective as of the expiry of the Initial Term or any Renewal Period, either Party may ordinarily terminate this Agreement (ordentliche Kündigung) with five (5) years’ prior written notice (“Termination Period”).  Prior to delivery of any termination notice under this Section 14.3, the Party intending to terminate shall provide written notice of this intent to the other Party, and, upon request of the other Party, the [***] of Parent and of Licensor shall discuss the arguments of the other Party and consider in good faith whether there is an appropriate solution other than the termination.

14.4
Each Party may terminate this Agreement for cause (aus wichtigem Grund) with [***] – or with effect from such other later effective date as may be chosen by the terminating Party – by written notice to the other Party, in particular, if, in the case of termination by Licensor, Licensee breached its material obligations under this Agreement set forth below and such breach is so material and severe that, taking into account all the circumstances of the specific breach and weighing the interests of both Parties, the terminating Party cannot reasonably be expected to continue this Agreement:

(a)	if Licensee commits multiple breaches of the scope of the License as stipulated in Section 2; or

(b)	if Licensee commits multiple breaches of the use requirements set out in Section 6.3 (use in the registered form and appearance) or Section 6.4 (stand-alone use); or

(c)
if Licensee materially breaches any of the provisions (i) under Sections 7.1.2 or 7.1.3 (Quality Assurance) in a manner that creates a risk to health and safety and as a consequence thereof the Viessmann brand is significantly impacted or (ii) under Section 7.2 (Critical Incidents); or

(d)	if Licensee (i) at any time knowingly makes a false Royalty Report or (ii) habitually makes inaccurate Royalty Reports as determined pursuant to Section 9.3.2; or

(e)	if Licensee repeatedly fails to pay royalties that have become due pursuant to Section 9 on the due date; or

(f)
if Licensee, any of its Sublicensees or Affiliates attacks, or instructs or actively supports a third party in attacking the validity of any of the Licensed Trademarks by cancellation proceedings, opposition or otherwise; or

(g)	if Licensee [***]; or

(h)	if Licensee fails to materially comply with the Brand Guidelines in a manner that seriously harms the value of the Licensed Trademarks as a whole; or

(i)	if the activities of Licensee or any of its Sublicensees in connection with this Agreement subjects Licensor or any of Licensor’s Affiliates to material criminal liability.

Any termination pursuant to this Section 14.4 requires that such breach (i) has not been cured within [***] following receipt of a written notice from the terminating Party specifying the breach; provided that if Licensee is using good faith efforts to cure such breach during such [***] cure period, such cure period shall be extended for another [***] period and (ii) has not been resolved in accordance with either Section 8.2.3(e) by the Brand Committee or Section 8.3 via the Escalation Process.

14.5
In addition to Section 14.4 above, Licensor may terminate this Agreement for cause (aus wichtigem Grund) with [***] – or with effect from such other later effective date as it may choose – by written notice to Licensee, without further requirements:

(a)
if Parent, Licensee or any member of the CS Group voluntarily or involuntarily suffers restructuring, becomes insolvent or a petition in bankruptcy is filed or any insolvency proceedings are instituted by or against it, or if it is placed in the hands of a receiver or sequestrator, or liquidates its business; or

(b)
if and to the extent (i) Licensee or any of Affiliates of Licensee using the Licensed Trademarks ceases to be Controlled by Parent, or (ii) Parent divests the CS Group as a whole, or (iii) Parent divests or otherwise ceases to control all, substantially all or material parts of the Licensed Business, in each case unless the [***] of Parent and Licensor have agreed on another appropriate solution.  In order to allow for such [***] discussion, prior to any change of control in the meaning of (i) through (iii) above, Parent shall provide written notice to Licensor of its intent to divest, and the [***] of Parent and Licensor shall discuss in good faith whether this Agreement should be terminated upon the change of control or if there is another appropriate solution.  If the [***] agree on another appropriate solution, Licensor shall not terminate this Agreement.  In the event only parts of, but not all, of the CS Group or its businesses within the Licensed Business cease to be controlled by Parent, any such termination pursuant to this Section 14.5 shall be limited to such parts of the CS Group or such businesses that are no longer controlled by Parent.

14.6
Any negotiations and discussions as well as the Escalation Process that aim at avoiding termination of this Agreement for cause (aus wichtigem Grund) will not act as a bar to such termination if the issue cannot be resolved despite these negotiations and the Escalation Process.  Each Party waives its right to oppose termination for cause (aus wichtigem Grund) on the basis that the termination trigger occurred too long ago.

14.7	This Agreement shall automatically terminate if the Share Purchase Agreement is rescinded or unwound.

14.8	This Agreement will, in any case, expire with the legally binding cancellation of all of the Licensed Trademarks in all countries of the Territory.

14.9
If the License expires or is terminated in accordance with this Section 14, all sublicenses granted by Licensee under the License shall automatically terminate, and Licensee shall procure that they automatically terminate by including into any sublicense agreement a suitable provision to that effect and Section 15 shall apply accordingly.

15.	Effects of Expiry and Termination

15.1	Upon expiry or termination of this Agreement in accordance with Section 14:

(a)
all rights and obligations of the Parties under this Agreement shall terminate; provided that: Sections 1, 13.2.2, 15.1(a), 15.2, 17 (and Exhibit 17.1), 19.1, 19.2, 19.4, 19.7 and 20 shall remain in full force and effect.

(b)
Licensee hereby transfers, and shall cause each Sublicensee to transfer, to Licensor, subject to the condition precedent of expiry or termination of this Agreement occurring, any and all intellectual property rights (including any goodwill) it has and they have accrued with respect to the Licensed Trademarks during the Term.  Upon request by Licensor, Licensee and any Sublicensee shall execute any instrument necessary or appropriate to accomplish the foregoing.

(c)
Except for any records as may be required by any national or local laws, rules or regulations to be kept, Licensee shall without undue delay transfer to Licensor or, at Licensor’s discretion, destroy or mark over all documents regarding the Licensed Trademarks, whether recorded in electronic or any other form, and all such materials, including any promotional or advertising materials, in the possession or under the control of Licensee, Licensee’s Affiliates or any third parties acting on its behalf.  Licensee may retain [***] for evidentiary purposes only and [***] of computer records or files containing such documents and materials that have been created pursuant to automatic archiving or back-up procedures that cannot be reasonably be destroyed or deleted.  Licensee shall, if applicable, promptly confirm destruction pursuant to this Section 15.1(c) in writing to Licensor.

15.2
Termination or expiry of this Agreement (i) will not relieve the Parties of any obligation that has accrued prior to such termination or expiry and (ii) is without prejudice to the Parties’ rights to claim for damages under statutory law.

15.3
During the Termination Period, Licensee, Sublicensees and business partners are allowed to use the Licensed Trademarks together with another trademark owned by Parent in the Licensed Business and on Licensed Products; provided that such trademark owned by Parent shall be a premium brand and the Parties shall agree on which trademark owned by Parent may be co-branded with the Licensed Trademark (such agreement not to be unreasonably withheld).  The Parties shall cooperate in good faith on the co-branding strategy and any other details to facilitate the smooth and flexible transition off the Viessmann brand and replacing it by other brands owned by the Parent group.

16.	Compliance; No Agency or Partnership

16.1	Compliance

In exercising its rights and obligations under this Agreement, (i) Licensee shall comply with, and shall procure that the Affiliates of Licensee and its Sublicensees comply with, all applicable national and local laws, rules and regulations, including (but not limited to) any relevant laws, rules or regulations concerning the research, development, manufacture, delivery, transport, import, advertising, packaging, labelling, storage, sale or use of the Licensed Products under the Licensed Trademarks in the Licensed Business in the Territory and (ii) Licensor shall comply with, and shall procure that its Affiliates comply with, and Licensor shall obligate its licensees of the Licensed Trademarks to comply with, all applicable national and local laws, rules and regulations, including (but not limited to) any relevant laws, rules or regulations concerning the research, development, manufacture, delivery, transport, import, advertising, packaging, labelling, storage, sale or use of any and all products and services sold or offered for sale under any Licensed Trademarks outside the Licensed Business in the Territory.

16.2	No Agency or Partnership

This Agreement shall not constitute or create any relationship of agency, partnership, silent participation, sub-participation, joint venture or any other similar ongoing relationship or undertaking between the Parties or with any third person (including for any applicable tax purposes) and no Party shall make any filing or take any action inconsistent with the foregoing.  Licensee sells the Licensed Products under the Licensed Trademarks in its own name, for its own account, and at its own risk, and acts as independent trader.

17.	Additional Intellectual Property Matters

17.1	Exhibit 17.1 sets forth additional matters with respect to Intellectual Property.

18.	[***]

19.	Miscellaneous

19.1	Notices

Unless explicitly stated otherwise in this Agreement, all notices, requests and other communications hereunder shall be made in writing in the English language and delivered by hand, by courier, or email to the person at the address set forth below, or such other person or address as may be designated by the respective Party to the other Party in the same manner.  Any notice, request or other communication made in the electronic form (Section 127 para.  3 of the German Civil Code (BGB)) shall be deemed to be in writing for all purposes of this Agreement:

To Licensor:

Viessmann Group GmbH & Co.  KG
Attn.: [***]
[***]
Email: [***]

with a copy to: [***]

Attn.  [***]
Email: [***]

To Licensee:

Viessmann Climate Solutions SE
Attn.: [***]
[***]
Email: [***]

with a copy to: [***]

Attn.  [***]
Email: [***]

To Parent:

Carrier Global Corporation
Attn.: [***]
[***]
Email: [***]

with a copy to: [***]

Attn.: [***]
Email: [***]

or to such other recipients and addresses which may be notified by any Party to the other Party in the future in writing.  The requirement to provide copies to certain parties shall be for convenience purposes only and failure to send such copies shall not affect the validity of service of any notice.

19.2	Confidentiality

19.2.1
The terms of this Agreement and all confidential and non-public information (collectively, the “Confidential Information”), whether written or oral, furnished by either Party to the other Party or any Affiliate of such other Party in connection with the preparation, negotiation and execution of this Agreement shall be maintained by each Party and their respective Affiliates in strict confidence.

19.2.2
Disclosure by a Party shall not be in violation of Section 19.2.1 above to the extent that (i) the relevant facts are publicly known or (ii) such disclosure is required by law or a court or administrative authority; provided that, with respect to clause (ii), such Party shall give the other Party prior written notice of such disclosure and an opportunity to contest such disclosure or obtain confidential treatment of such disclosure.

19.2.3
Each Party shall be entitled to reveal Confidential Information covered by Section 19.2.2 above to internal advisors who are under a professional or contractual duty of confidentiality which is at least as restrictive as the confidentiality obligation under this Section 19.2.

19.2.4
Licensee or any of its Affiliates (including Parent) may disclose the terms of this Agreement to the extent such disclosure is, in the opinion of Licensee’s or such applicable Affiliate’s legal counsel, required by applicable law or the rules of a stock exchange on which the securities of Licensee or its applicable Affiliate are listed.

19.3	Costs and Expenses

19.3.1
All fees (including notarial fees), registration duties or other charges related to any regulatory requirements and other charges and costs payable in connection with the execution of this Agreement and the implementation of the transactions contemplated hereby shall be borne by [***].

19.3.2	Each Party shall pay its own expenses, including the costs of its advisors, incurred in connection with this Agreement.

19.4	Binding Effect; Entire Agreement; Amendments and Waivers

19.4.1
This Agreement (including all Exhibits hereto) contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings with respect thereto.

19.4.2
Any provision of this Agreement (including this Section 19.4) may be amended or waived only if such amendment or waiver is by written instrument executed by all Parties and explicitly refers to this Agreement.

19.5	Assignments

19.5.1	Except as expressly set forth in this Agreement, no Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other Party.

19.5.2
Licensee may, without Licensor’s consent, assign this Agreement in its entirety to any of the Affiliates of Licensee such that the assignee replaces the Licensee as a party to this Agreement (Vertragsübernahme); provided that the Agreement is automatically re-assigned to Licensee or any of the Affiliates of Licensee if the assignee ceases to be an Affiliate of Licensee.

19.5.3
Licensor may, without Licensee’s consent, transfer all of the Licensed Trademarks and/or this Agreement to any Affiliate of Licensor, provided that (i) the Licensed Trademarks and/or this Agreement, as the case may be, are automatically re-assigned to Licensor or any of the Affiliates of Licensor if the assignee ceases to be an Affiliate of Licensor, and (ii) Licensor shall procure (e.g., by way of an appropriate power of attorney being issued) that the exercise of rights under the License vis-à-vis Licensee remains concentrated in one entity only, and such entity shall also be the only addressee for any exercise by Licensee of its rights and Licensee may fulfill its obligations under this Agreement towards such entity.

19.5.4
Subject to the provisions of this Section 19.5.4, Licensor may, without Licensee’s consent, transfer any or all of the Licensed Trademarks (“Licensed Trademarks for Sale”) to a third party, provided that: (i) if the transfer also includes the Licensed Trademarks for the Licensed Business, Licensor has first invited Licensee to make an offer for all of the Licensed Trademarks for Sale for the Licensed Business and (A) Licensee has not made an offer during a period of [***] or (B) if Licensee has made an offer during such period, the offer has been [***]; and (ii) Licensor shall procure that the third party assumes all rights and obligations under this Agreement if the third party also acquires the Licensed Trademarks for Sale for the Licensed Business, subject to [***] and (iii) Licensor shall procure (e.g., by way of an appropriate power of attorney being issued) that the exercise of rights under the License vis-à-vis Licensee remains concentrated in one entity only, and such entity shall also be the only addressee for any exercise by Licensee of its rights and Licensee may fulfill its obligations under this Agreement towards such entity.

In the case of (i)(A) above, Licensor is free to sell and assign the Licensed Trademarks for Sale for the Licensed Business to a third party within [***] from having made the invite for an offer to Licensee.  In the case of (i)(B) above, Licensor may only sell and assign the Licensed Trademarks for Sale for the Licensed Business to a third party within [***] from having received the offer from Licensee if (x) the offer of such third party is [***] in respect of the Licensed Trademarks for Sale for the Licensed Business than the offer made by Licensee or (y) Licensor has again invited Licensee to purchase the Licensed Trademarks for Sale for the Licensed Business and Licensee has not accepted, within a period of [***], to acquire the Licensed Trademarks for Sale for the Licensed Business for a price [***].  If Licensor sells trademarks other than the Licensed Trademarks for Sale for the Licensed Business together with the Licensed Trademarks for Sale for the Licensed Business, the benchmark for Licensee’s right to [***] pursuant to (i)(B) above, shall be [***], on the one hand, and [***], on the other hand.

If Licensee accepts to purchase the Licensed Trademarks for Sale for the Licensed Business [***], Licensor shall sell and assign the Licensed Trademarks for Sale for the Licensed Business to Licensee and this Agreement shall automatically terminate.

If the [***] period for a sale to the third party elapses without Licensor having sold and assigned the Licensed Trademarks for Sale for the Licensed Business to the third party, any new attempt by Licensor to sell and assign the Licensed Trademarks for Sale for the Licensed Business requires a new invitation to Licensee to make an offer and the process as set out above is to be repeated.

In no event may Licensor sell or transfer the Licensed Trademarks for Sale for the Licensed Business to any material competitor of Parent or the CS Business listed in Exhibit 19.5.4/2 (“Material Competitors”), as the same may be updated by Licensee from time to time beginning [***] after the Effective Date, subject to Licensor’s consent, not to be unreasonably withheld or delayed, to reflect the landscape of material competitors at such time.  Such updates shall be on the same basis that Exhibit 19.5.4/2 was compiled at the Effective Date, including with respect to [***].

The rights of Licensee under this Section 19.5.4 may not be avoided by selling any entity that owns the Licensed Trademarks for Sale for the Licensed Business where the Licensed Trademarks for Sale for the Licensed Business represent [***], provided that the foregoing shall not restrict any change of control of Licensor.

19.5.5
Licensor may, without Licensee’s consent, assign this Agreement in its entirety to any Affiliate of Licensor such that the assignee replaces Licensor as a party to this Agreement (Vertragsübernahme); provided that (i) Licensor shall procure that the assignee is in a position to grant the License; and (ii) the Agreement is automatically re-assigned to Licensor or any of the Affiliates of Licensor if the assignee ceases to be an Affiliate of Licensor.

19.6	Force Majeure

The Parties hereto shall not be liable for failure of or delay in performing any obligation under this Agreement if such failure or delay is due to force majeure or any other cause beyond the reasonable control of the affected Party (including natural events, any new pandemic-related situations (in particular COVID-19), any yet unknown pandemic or epidemic or outbreak of any disease, terrorist and other attacks (each, a “Force Majeure Event”); provided, however, that the Party affected shall promptly notify the other Party of the Force Majeure Event and shall exert all reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations with all possible speed.

19.7	Governing Law; Dispute Resolution

19.7.1
This Agreement is solely governed, in form and substance, by and construed in accordance with the laws of the Federal Republic of Germany to the exclusion of the United Nations Convention on Contracts for the International Sale of Goods and the principles of international private law.

19.7.2
Any dispute arising out of or relating to this Agreement, the formation or the breach, termination or invalidity hereof, shall be finally settled, under exclusion of any state court’s competence (except for proceedings for temporary or interlocutory relief), by arbitration in accordance with the arbitration rules of Deutsche Institution für Schiedsgerichtsbarkeit e.V.  (DIS), as in effect from time to time.  The arbitral tribunal shall consist of [***] arbitrators.  Each arbitrator shall be eligible for [***].  The place of arbitration shall be [***].  The language to be used in the arbitration proceedings shall be English; provided that no Party shall be under an obligation to provide to the arbitral tribunal English translations of any documents in the German language that are submitted for evidence purposes.

19.7.3
Parent and Licensee hereby appoint each partner of Linklaters LLP admitted to the German bar, as its agent for service of process (Zustellungsbevollmächtigter) for all legal proceedings involving Parent or Licensee arising out of or in connection with this Agreement.  This appointment shall only terminate upon the appointment of another agent for service of process domiciled in Germany, provided that the agent for service of process is an attorney admitted to the German bar (in Deutschland zugelassener Rechtsanwalt) and his appointment has been notified to and approved in writing by Licensor (which approval shall not be unreasonably withheld or delayed).  Parent and Licensee, respectively, shall promptly after the Signing Date and upon the appointment of any new agent for service of process (as the case may be) issue to the agent a written power of attorney (Vollmachtsurkunde) and shall irrevocably instruct the agent to submit such deed in connection with any service of process under this Agreement.

20.	Severability

Should any provision of this Agreement, or any provision incorporated into this Agreement in the future, be or become invalid or unenforceable, the validity or enforceability of the other provisions of this Agreement shall not be affected thereby.  The invalid or unenforceable provision shall be substituted by arrangement of the Parties by a suitable and equitable provision which, to the extent legally permissible, comes as close as possible to the intent and purpose of the invalid or unenforceable provision.  The same shall apply (i) if the Parties have, unintentionally, failed to address a certain matter in this Agreement (Regelungslücke); in this case a suitable and equitable provision shall be agreed upon which comes as close as possible to what the Parties, in the light of the intent and purpose of this Agreement, would have agreed upon if they had considered the matter; or (ii) if any provision of this Agreement is invalid because of the scope of any time period or performance stipulated herein; in this case a legally permissible time period or performance shall be deemed to have been agreed which comes as close as possible to the stipulated time period or performance.  The provisions of this Section 20 shall not be construed as merely shifting the burden of proof, but shall apply absolutely.

[Signature page to follow]

[Signature Page of Viessmann Group GmbH & Co. KG to License Agreement]

Viessmann Group GmbH & Co. KG	Viessmann Group GmbH & Co. KG

/s/ Ulrich Hüllmann	/s/ Hans-Jörg Harth
Name: Ulrich Hüllmann	Name: Hans-Jörg Harth

Place: Zug, Date: 2 January 2024

Viessmann Climate Solutions SE	Viessmann Climate Solutions SE

/s/ Ulrich Hüllmann	/s/ Hans-Jörg Harth
Name: Ulrich Hüllmann	Name: Hans-Jörg Harth

[Signature Page of Carrier Global Corporation to License Agreement]

Date: 2 January 2024

Carrier Global Corporation

/s/ Francesca Sara Campbell
Name: Francesca Sara Campbell
Function: Vice President, Secretary